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                                                                   Exhibit 10.17



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                                 AMENDMENT NO. 4

                          DATED AS OF FEBRUARY 26, 2003

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED OF MARCH 8, 2000

                            ------------------------

                             DOANE PET CARE COMPANY,

                                   AS BORROWER

                            ------------------------

                              JPMORGAN CHASE BANK,

                             AS ADMINISTRATIVE AGENT






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                  AMENDMENT NO. 4 dated as of February 26, 2003 to the Credit
Agreement referred to below, among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), DOANE/WINDY HILL JOINT VENTURE L.L.C., a Texas limited liability company ("Windy Hill"), DPC INVESTMENT CORP., a Delaware corporation ("DPC"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                  Holdings, the Borrower, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended by Amendment No. 1 dated as of March 26, 2001, Amendment No. 2 dated as of March 22, 2002, Amendment No. 3 dated as of February 10, 2003 ("Amendment No. 3 to the Credit Agreement") and as otherwise amended, waived or modified and in effect immediately prior to the effectiveness of this Amendment No. 4, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and EU82,000,000.

                  Holdings, the Borrower, the Administrative Agent and certain of the Lenders party thereto wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions specified in Section 4 of this Amendment No. 4, effective as of the date on which such conditions shall have been satisfied, the Credit Agreement shall be amended as follows:

                  2.1. References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.2. Indebtedness. Section 7.2(k) of the Credit Agreement shall be amended by replacing the amount "$7,500,000" in clause (i) of the proviso thereof with the amount "$8,000,000".

                  Section 3. Representations and Warranties. Each of Holdings and the Borrower jointly and severally represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 4, (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties set forth in Section 4 of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made

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on and as of the date hereof (or, if any such representations and warranties expressly relate to any earlier date, as of such earlier date) and as if each reference in said Section 4 to "this Agreement" and the "Loan Documents" included reference to this Amendment No. 4.

                  Section 4. Conditions Precedent. As provided in Section 2 of this Amendment No. 4, the amendments to the Loan Documents set forth in said
Section 2 shall become effective as of the date (which shall not be later than March 31, 2003) on which each of the following conditions is satisfied:

                  (a) Amendment No. 4. Receipt by the Administrative Agent of one or more counterparts of this Amendment No. 4 duly executed and delivered by the Borrower, Holdings, Windy Hill, DPC and the Administrative Agent (with the written consent of the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A); and

                  (b) Effectiveness of Amendment No. 3 to the Credit Agreement. Evidence satisfactory to the Administrative Agent that Amendment No. 3 to the Credit Agreement shall have become effective in accordance with the terms thereof.

The Administrative Agent shall notify the Borrower and the Lenders of the effective date of the amendments to the Loan Documents set forth in Section 2 of this Amendment No. 4, and such notice shall be conclusive and binding.

                  Section 5. Ratification of Obligations, Etc. By its execution of this Amendment No. 4, each of the Loan Parties (a) ratifies and reaffirms its obligations under the Credit Agreement (as modified by this Amendment No. 4) to the extent such Loan Party is a party thereto, and under the other Loan Documents to which it is a party, in all respects, and confirms that each such agreement to which it is a party is valid and enforceable against such Loan Party as set forth in Section 4.4 of the Credit Agreement, (b) waives any defense, right of set-off or claim against the Administrative Agent, any Lender or their respective affiliates, directors, officers, employees, agents, attorneys and representatives to or arising under the Credit Agreement or the other Loan Documents and hereby releases the Administrative Agent, each Lender and their respective affiliates, directors, officers, employees, agents, attorneys and representatives from any liability thereunder or related thereto and (c) agrees that there are no oral agreements or understandings among such Loan Party and the Administrative Agent or any Lender relating to this Amendment No. 4, the Credit Agreement or any other Loan Document.

                  Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. Delivery of an executed signature page of this Amendment No. 4 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 4 to be duly executed and delivered as of the day and year first above written.


                                                     DOANE PET CARE ENTERPRISES, INC.


                                                     By: /s/ Philip K. Woodlief
                                                        -----------------------------------------------
                                                       Name: Philip K. Woodlief
                                                       Title: Vice President and Chief Financial Officer

                                                     DOANE PET CARE COMPANY


                                                     By: /s/ Philip K. Woodlief
                                                        -----------------------------------------------
                                                       Name: Philip K. Woodlief
                                                       Title: Vice President and Chief Financial Officer

                                                     DOANE/WINDY HILL JOINT VENTURE L.L.C.
                                                     By: Doane Pet Care Company,
                                                         its sole member


                                                     By: /s/ Philip K. Woodlief
                                                        -----------------------------------------------
                                                       Name: Philip K. Woodlief
                                                       Title: Vice President and Chief Financial Officer

                                                     DPC INVESTMENT CORP.


                                                     By: /s/ Philip K. Woodlief
                                                        -----------------------------------------------
                                                       Name: Philip K. Woodlief
                                                       Title: Vice President and Chief Financial Officer

                                                     JPMORGAN CHASE BANK,
                                                       as Administrative Agent


                                                     By: /s/ Katheryn A. Duncan
                                                        -----------------------------------------------
                                                      Name:  Kathryn A. Duncan
                                                      Title: Vice President

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                                                                       EXHIBIT A


                                 LENDER CONSENT


                  Reference is made to the Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended and in effect from time to time, the "Credit Agreement") among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and EU82,000,000. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

                  The undersigned Lender party to the Credit Agreement hereby
(i) consents to Amendment No. 4 to the Credit Agreement, dated as of February 26, 2003, substantially in the form to which this Lender Consent is attached ("Amendment No. 4") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 4 on behalf of such Lender.


Full Name of Lender:  _____________________________________


By:  __________________________________

Name:  ________________________________

Title:  ________________________________

Date:  February 26, 2003